1 NOTE PURCHASE AGREEMENT This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of December 15, 2025 among Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Issuer”), Air T, Inc., a Delaware corporation (the “US Parent”), and Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (each, an “Investor” and together, the “Investors”). WHEREAS, substantially concurrently with the entering into of this Agreement, Air T Rex Acquisition, Inc., a Delaware corporation (“Air T Rex Acquisition”) is acquiring all of the assets of Rex Regional Express Holdings Limited (the “Australian Operating Parent”), Air Partners Pty Ltd, Regional Express Pty Ltd, and Rex Investment Holdings Pty Ltd, each an Australian domiciled entity (collectively, the “Asset Holding Acquisition Counterparties”), such acquisition being made under and pursuant to that certain Sale and Implementation Deed dated October 21, 2025, among (i) US Parent, (ii) the Asset Holding Acquisition Counterparties, and (iii) collectively, Samuel Freeman, Justin Walsh and Adam Nikitins in their capacity as joint and several voluntary administrators of the Asset Holding Acquisition Counterparties (the “Sale and Implementation Deed”); WHEREAS, as a condition of the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed), US Parent is required, directly or indirectly, to fund at least $53,700,000.00 Australian Dollars into the Australian Operating Parent to be used for general operating and corporate purposes; WHEREAS, US Parent is the parent entity and holder of 100% of the interests in Issuer, Issuer is the parent entity and holder of 100% of the interests in Air T Rex Acquisition and, upon consummation of the transactions described in the Sale and Implementation Deed and the related Transaction Documents, Air T Rex Acquisition will be the parent entity and holder of 100% of the interests in Australian Operating Parent; WHEREAS, Issuer desires to issue 11.5% senior secured notes (the “Notes”) due December 15, 2031, in the aggregate principal amount of $40,000,000.00 (the “Loan Amount”), substantially in the form attached hereto as Exhibit A; WHEREAS, Issuer shall pay the Investors a closing fee equal to 1% of the aggregate face amount of the Notes; WHEREAS, the US Parent, the Issuer and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”); WHEREAS, contemporaneously with the execution and delivery of this Agreement, the US Parent is executing and delivering a Parent Guaranty, substantially in the form attached hereto as Exhibit C (the “US Parent Guaranty”), pursuant to which US Parent will guaranty certain obligations hereunder and under the Note Transaction Documents (as defined below); and WHEREAS, contemporaneously with the execution and delivery of this Agreement, the

2 US Parent, the Issuer and the Investors are executing and delivering a Pledge Agreement, substantially in the form attached hereto as Exhibit B (the “Pledge Agreement”), pursuant to which 100% of the equity interests of the Issuer will be pledged by the US Parent to Investors as Equity Collateral (as defined in the Pledge Agreement) to secure the indebtedness outstanding under the Notes. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the US Parent, the Issuer and the Investors hereby agree as follows: 1. Closing. The date and time of the closing (the “Closing”) shall be 9:30 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed upon by the US Parent, the Issuer and the Investors) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 5, electronically, by exchange of documents and certificates (or by such other method as is mutually agreed upon by the US Parent, the Issuer and the Investors) (the day on which the Closing takes place, the “Closing Date”). Advances of Loan Proceeds shall be made under and pursuant to this Agreement and as further set forth in the Note, with allocations to each Investor thereunder determined and agreed upon by and between the Investors. 2. Investors’ Representations and Warranties. Each Investor represents and warrants that, as of the Closing Date: (a) No Public Sale or Distribution. The Investors are acquiring the Notes for their own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Investors do not agree to hold the Notes for any minimum or other specific term and reserve the right to dispose of the Notes at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Investors are acquiring the Notes hereunder in the ordinary course of their business. The Investors do not presently have any agreement or understanding, directly or indirectly, with any Person (as hereinafter defined) to distribute the Notes. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any government or any department or agency thereof. (b) Accredited Investor Status. Each Investor is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D as promulgated by the U. S. Securities and Exchange Commission (the “SEC”) under the Securities Act. (c) Reliance on Exemptions. The Investors understand that the Notes are being offered and sold in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the US Parent and the Issuer are relying in part upon the truth and accuracy of, and each Investors’ compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of such Investors to acquire the Notes.

3 (d) Information. The Investors and their advisors or representatives have been furnished with all materials relating to the business, finances and operations of the Company Group (as defined below) that have been requested by the Investors. The Investors and their advisors or representatives have been afforded the opportunity to ask questions of the Company Group. Neither such inquiries nor any other due diligence investigations conducted by the Investors or their advisors or representatives shall modify, amend or in any other way affect the Investors’ right to rely on the representations and warranties of the Company Group contained herein. The Investors understand that the Notes involve a high degree of risk. (e) Sophisticated Investor. Each Investor acknowledges that it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including securities such as the Notes, and further acknowledges that the US Parent and the Issuer are entering into this Agreement with the Investors in reliance on this acknowledgment and with such Investor’s understanding, acknowledgment and agreement that the US Parent and the Issuer are privy to material non-public information regarding the Company Group (collectively, the “Non- Public Information”), which Non-Public Information may be material to a reasonable investor, such as the Investors, when making investment decisions, including the decision to enter into this Agreement, and each Investor’s decision to enter into this Agreement is being made with full recognition and acknowledgment that the US Parent and the Issuer are privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to the Investors. Each Investor hereby waives any claim, or potential claim, it has or may have against the US Parent and the Issuer relating to their possession of Non-Public Information. (f) No Governmental Review. Each Investor understands that no U.S. federal or state agency or any other governmental agency has passed on, reviewed, or made any recommendation or endorsement of the Notes. (g) Transfer or Resale. Each Investor understands that (i) the Notes have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) if requested by the Issuer, an Investor shall have delivered to the Issuer an opinion of counsel to the effect that the Note to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Issuer nor any other Person is under any obligation to register a Note under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. (h) Legend. The Investors understand that the Notes shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Note): THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS

4 AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER OF THIS NOTE, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. 3. Representations and Warranties of the US Parent and the Issuer. The US Parent and Issuer, together with their respective direct and indirect subsidiaries, including Air T Rex Acquisition, the Australian Operating Parent and their respective direct and indirect subsidiaries (collectively, the “Company Group”) (for the avoidance of doubt, the “Company Group” includes the “Australian Company Group” (as defined below); provided that, as to the Australian Company Group, all representations and warranties herein are limited to the knowledge of US Parent and Issuer, and are based solely on the diligence undertaken by US Parent and Issuer in connection with the acquisition described in the Sale and Implementation Deed and the related Transaction Documents), make the following representations and warranties to each Investor, as of the date hereof and as of the Closing Date: (a) Organization and Qualification. Each member of the Company Group is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted (including, without limitation, the business proposed to be conducted by the Australian Company Group (and each reference in this Agreement to the business as now being conducted and as presently proposed to be conducted shall include the business proposed to be conducted by the Australian Company Group)). Each member of the Company Group is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, the Collateral (as defined below), liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the US Parent, the Issuer or the Australian Operating Parent individually, the Australian Operating Parent together with its direct and indirect subsidiaries (collectively, the “Australian Company Group”) taken as a whole, or the Company Group taken as a whole, or on the transactions contemplated hereby or in the other Note Transaction Documents (as defined in (b) below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the US Parent or the Issuer to perform any of its obligations under any of the Note Transaction Documents. (b) Authorization; Enforcement; Validity. Each of the US Parent and the Issuer have the requisite power and authority to enter into and perform their respective obligations under this Agreement, the Notes, the US Parent Guaranty, the Pledge Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Note Transaction Documents”) and, for Issuer, to issue the Notes in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Note Transaction Documents by the US Parent and the Issuer and the consummation by the US Parent and the Issuer of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, have been duly authorized by the board of directors or similar governing body of the US Parent and the Issuer and no further filing, consent or authorization is required by the US Parent, the Issuer, or their respective board of

5 directors (or similar governing body), stockholders or members. This Agreement and the other Note Transaction Documents have been duly executed and delivered by the US Parent and the Issuer, and constitute the legal, valid and binding obligations of the US Parent and the Issuer, enforceable against the US Parent and the Issuer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. (c) Issuance of Notes. The issuance of the Notes has been duly authorized and, upon issuance, shall be validly issued and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Issuer of the Notes is exempt from registration under the Securities Act. (d) No Conflicts. The execution, delivery and performance of the Note Transaction Documents by the US Parent and the Issuer and the consummation by the US Parent and the Issuer of the transactions contemplated hereby and thereby will not (i) result in a violation of any articles or memorandum of association, certificate of incorporation, certificate of formation, bylaws, operating agreement, certificate of designations or other constituent documents of any member of the Company Group (collectively, the “Company Group Organizational Documents”), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, are prohibited or restricted by, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (including, without limitation, the Sale and Implementation Deed or any of the other Note Transaction Documents to which any member of the Company Group is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including other foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable laws of the State of Delaware and any foreign, federal and state laws, rules and regulations) applicable to any member of the Company Group or by which any property or asset of any member of the Company Group is bound or affected. As used in this Agreement, “Principal Market” means NASDAQ Capital Market. (e) Consents. No member of the Company Group is required to obtain any consent, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Note Transaction Documents, in each case in accordance with the terms hereof or thereof or as has otherwise been obtained and evidence thereof has been provided to the Investors. All consents, authorizations, orders, filings and registrations which any member of the Company Group is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Issuer and US Parent are unaware of any facts or circumstances that might prevent the US Parent or the Issuer from obtaining or effecting any of the registrations, applications, consents or filings pursuant to the preceding sentence. (f) Collateral. The US Parent has good title to, rights in, and the power to transfer each item of the collateral upon which it purports to grant the Investors a security interest

6 hereunder, under the Pledge Agreement or in any of the other Note Transaction Documents (the “Collateral”), free and clear of any and all liens. (g) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the US Parent and Issuer have timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act or 1934, as amended (the “Exchange Act”) except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements, and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). All of the SEC Documents are available on the SEC’s EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the US Parent and Issuer included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material). No other information provided by or on behalf of the US Parent or the Issuer to the Investors which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. (h) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to any member of the Company Group or their respective businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by the US Parent or the Issuer under applicable federal securities laws in a report filed pursuant to the Exchange Act which has not been publicly announced. (i) Conduct of Business; Regulatory Permits. No member of the Company Group is in violation of any term of or in default under any of the applicable Company Group Organizational Documents. No member of the Company Group is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such member of the Company Group, and no member of the Company Group will conduct its business in violation of any of the foregoing, except for possible violations which could not reasonably be expected to

7 have a Material Adverse Effect. Each member of the Company Group possesses all certificates, consents, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses including, without limitation, as contemplated by the Australian Company Group and the transactions contemplated by the Sale and Implementation Deed and Transaction Documents (as defined in the Sale and Implementation Deed), except where the failure to possess such certificates, consents, authorizations, licenses or permits would not have a Material Adverse Effect, and no member of the Company Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. (j) Foreign Corrupt Practices. No member of the Company Group, nor, to the US Parent’s knowledge, any director, officer, agent, employee or other Person acting on behalf of any member of the Company Group has in the course of its actions for, or on behalf of, any member of the Company Group (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. (k) Sarbanes-Oxley Act. Each member of the Company Group is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. (l) Equity Capitalization. As of the Closing Date, the equity interests of the Issuer consists of one hundred (100) membership interests (“Issuer Equity Interests”). All of the Issuer Equity Interests are validly issued and are fully paid and nonassessable. Issuer is the owner of 100% of the equity interests of Air T Rex Acquisition (the “Air T Rex Acquisition Equity Interests”), and upon consummation of the transactions described in the Sale and Implementation Deed and the related Transaction Documents, Air T Rex Acquisition will be the owner of 100% of the equity interests of the Australian Operating Parent (the “Australian Operating Parent Equity Interests”). None of the Issuer Equity Interests, Air T Rex Acquisition Equity Interests or Australian Operating Parent Equity Interests are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as set forth in the SEC Documents or as relates to the Investors or any entity under common control with an Investor: (i) (i) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with a member of the Company Group, except for financings described in the US Parent’s SEC Documents (and including any financing statements on the Collateral in favor of the Investors, as secured parties, in connection with this Agreement and the Note Transaction Documents); (ii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes; and (iii) no member of the Company Group has any material liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company Group’s business and which do not or would not have a Material Adverse Effect (and

8 including any financing statements on the Collateral in favor of the Investors, as secured parties, in connection with this Agreement and the Note Transaction Documents). (m) Other Contracts. No member of the Company Group is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect. (n) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self- regulatory organization or body pending or, to the US Parent’s knowledge, threatened against or affecting the common stock of the US Parent, any member of the Company Group, or any officers or directors of any member of the Company Group, whether of a civil or criminal nature or otherwise, in their capacities as such, except for matters which could not reasonably be expected to have a Material Adverse Effect. (o) Insurance. Each member of the Company Group is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which members of the Company Group are engaged. The US Parent believes that it either will be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers, in each case, at a cost that the US Parent believes would not reasonably be expected to have a Material Adverse Effect. (p) Employee Relations. (i) No member of the Company Group is a party to any collective bargaining agreement or employs any member of a union. The members of the Company Group believe that their relations with their respective employees are good. To the US Parent and the Issuer’s knowledge, no executive officer has notified any member of the Company Group that such officer intends to leave the Company Group or otherwise terminate such officer’s employment with the Company Group. No executive officer, to the US Parent and the Issuer’s knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the US Parent and the Issuer’s knowledge, the continued employment of each such executive officer does not subject the Company Group to any liability with respect to any of the foregoing matters. (ii) Each member of the Company Group is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect. (q) Title. Except where failure to do so would not reasonably be expected to result in a Material Adverse Effect, each member of the Company Group has title to all real and personal property owned by them which is material to the business of such member of the Company Group, in each case free and clear of all liens, encumbrances and defects except such as

9 do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company Group. Any real property and facilities held under lease by any member of the Company Group are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company Group. (r) Intellectual Property Rights. To the US Parent and the Issuer’s knowledge, the members of the Company Group own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. Neither the US Parent or the Issuer have any knowledge of any infringement by any member of the Company Group of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the US Parent and the Issuer’s knowledge, being threatened, against any member of the Company Group regarding its Intellectual Property Rights other than by defendants in actions brought by a member of the Company Group in the ordinary course of its business. No member of the Company Group is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company Group has taken reasonable security measures to protect the secrecy and confidentiality of all of their Intellectual Property Rights. (s) Subsidiary Rights. Except where failure to do so would not reasonably be expected to result in a Material Adverse Effect (other than with respect to the Australian Operating Parent Equity Interests the Collateral, for which no qualification shall apply except as set forth, if at all, in the Pledge Agreement), and except as set forth in the SEC Documents, the members of the Company Group (i) own all Equity Interests of members of the Company Group (other than the Equity Interests of the US Parent) free and clear of any liens and all of the issued and outstanding shares of capital stock or comparable equity interests are validly issued and are fully paid, non-assessable and free of preemptive and similar rights (other than the lien on the Collateral in favor of the Investors in connection with this Agreement and the other Note Transaction Documents), and (ii) have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all Equity Interests owned by them. (t) Investment Company Status. No member of the Company Group is, and for so long an Investor holds an Note will be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended. (u) Tax Status. Except where failure to do so would not reasonably be expected to result in a Material Adverse Effect, each member of the Company Group (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books

10 provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the US Parent know of no basis for any such claim. (v) Internal Accounting and Disclosure Controls. The US Parent’s disclosure controls and procedures and internal controls over financial reporting are effective. Each member of the Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Each member of the Company Group maintains disclosure controls and procedures (as such term is defined in Rule 13 a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the US Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the US Parent in the reports that it files or submits under the Exchange Act is accumulated and communicated to the US Parent’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. (w) Exchange Act Reporting Requirements. The US Parent is subject to the Exchange Act reporting requirements pursuant to Section 12(b) of the Exchange Act. (x) Quotation Requirements. The US Parent has not, in the 12 months preceding the Closing Date, received notice from the national securities exchange or automated quotation system, if any, upon which the US Parent’s common stock is or has been listed or quoted to the effect that the US Parent is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system. (y) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the US Parent and an unconsolidated or other off balance sheet entity that is required to be disclosed by the US Parent in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. (z) No Additional Agreements. No member of the Company Group has any agreement or understanding with an Investor with respect to the transactions contemplated by the Note Transaction Documents other than as specified in the Note Transaction Documents. (aa) Disclosure. All disclosure provided to the Investors in or pursuant to this Agreement and the other Note Transaction Documents regarding the Company Group, their respective businesses and the transactions contemplated hereby and thereby, furnished by or on behalf of the members of the Company Group is true and correct in all material respect and does not contain any untrue statement of a material fact or omit to state any material fact necessary in

11 order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of any member of the Company Group to the Investors pursuant to or in connection with this Agreement and the other Note Transaction Documents, taken as a whole, are and will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by any member of the Company Group during the twelve (12) months preceding the Closing Date did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company Group or its or their businesses, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure by the US Parent at or before the Closing Date or announcement by the US Parent but which has not been so publicly announced or disclosed. The US Parent acknowledges and agrees that the Investors do not make and have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. (bb) Compliance with Anti-Money Laundering Laws. The operations of each member of the Company Group are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to. those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any member of the Company Group with respect to the Anti- Money Laundering Laws is pending or, to the US Parent and the Issuer’s knowledge, threatened. (cc) Compliance with laws. No member of the Company Group has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in a prospectus under the Securities Act. No member of the Company Group, nor, to the US Parent and the Issuer’s knowledge, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of any member of the Company Group is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets (Control of the U.S. Department of the Treasury or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, the “Sanctions”), nor is any member of the Company Group located, organized or resident in a county or territory that is the subject or target of a comprehensive embargo or Sanctions prohibiting trade with the country or territory (each, a “Sanctioned Country”). No action of any member of the Company Group in connection with (i)

12 the execution, delivery and performance of this Agreement and the other Note Transaction Documents, (ii) the issuance of the Notes, or (iii) the direct or indirect use of proceeds from the Notes or the consummation of any other transaction contemplated hereby or by the other Note Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Note Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any subsidiary, joint venture partner or other Person or entity, for the purpose of (A) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject on target of Sanctions, (B) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (C) in any other manner that will result in a violation by any Person of Sanctions. For the five-year period prior to the Closing Date, no member of the Company Group has knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. (dd) Australian Acquisition. On or prior to the Closing Date, the transactions contemplated by the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed) have been fully consummated and copies of the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed) have been provided to the Investors. True and correct copies of the organizational documents of Air T Rex Acquisition and the Australian Operating Parent, as such documents are in effect as of the Closing Date, have been provided to the Investors. The Issuer is the owner of 100% of the equity interests of Air T Rex Acquisition, and Air T Rex Acquisition is the owner of 100% of the Australian Operating Parent Equity Interests. 4. Covenants. US Parent and the Issuer covenant and agree, until repayment of the amounts evidenced by the Notes and the Note Transaction Documents in full, to each of the covenants set forth in this Section 4. (a) Use of Note Proceeds. (i) The Issuer shall use proceeds of the Notes (“Loan Proceeds”) only to directly or indirectly capitalize the Australian Operating Parent in an amount equal to 100% of the net cash proceeds received from the issuance of the Notes (such proceeds to be net only of the closing fees and expenses payable hereunder to Investors as of the Closing Date and related costs and expenses incurred by US Parent and Issuer in connection herewith and with the transactions relating to the Sale and Implementation Deed), which capitalization shall be classified as an intercompany investment in consideration of the Issuer’s indirect ownership interest in the Australian Operating Parent and (ii) the Issuer shall cause the Australian Operating Parent to use such funds for general operating and corporate purposes not otherwise prohibited hereby, under the Note Transaction Documents or under the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed); provided, that no Loan Proceeds shall be used to make any Restricted Payment (as defined below). (b) Change of Control. The US Parent and/or the Issuer shall not cause or permit a Change of Control (as defined below) to occur. “Change of Control” means the occurrence of any of the following events: (a) the US Parent shall cease to directly own and control 100% of the Issuer Equity Interests or shall cease in any way to fully control the Issuer, (b) the Issuer shall cease to directly own and control 100% of the Air T Rex Acquisition Equity Interests

13 or shall cease in any way to fully control Air T Rex Acquisition, (c) Air T Rex Acquisition shall cease to directly own and control 100% of the Australian Operating Parent Equity Interests or shall cease in any way to fully control the Australian Operating Parent, (d) the Australian Operating Parent shall cease to, directly or indirectly, own and control 100% of each class of the outstanding equity interests of each of the Asset Holding Acquisition Counterparties other than the Australian Operating Parent, or (e) the Australian Operating Parent shall cease to, directly or indirectly, own and control 100% of each class of the outstanding equity interests of each of its direct and indirect subsidiaries (not including the Asset Holding Acquisition Counterparties, which are covered by prong (d) of this definition). (c) Restricted Payments (Dividends and Distributions). None of the Issuer, Air T Rex Acquisition or the Australian Operating Parent shall make any Restricted Payment (as defined below). “Restricted Payment” means, with respect to any applicable Person, (a) any dividend, payment or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of its equity interests, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of its equity interests, now or hereafter outstanding, (c) any payment, directly or indirectly, made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares (or equivalent) of any class of its equity interests, now or hereafter outstanding, (d) any payment or prepayment (whether mandatory or optional, direct or indirect) of principal of, or premium, if any, or interest on, or any redemption, defeasance, repurchase or any other payment in respect of any indebtedness which ranks junior to the payment, or as to the distribution of assets upon any liquidation, dissolution or winding up of such applicable entity to the obligations evidenced hereby, the Notes or the other Note Transaction Documents, (e) any payment of management fees, consulting fees, transaction fees, or similar fees (however denominated) to any, direct or indirect, holder of any its equity interests or affiliates or (f) any payment (other than reimbursement of reasonable and documented costs and expenses) to members of the board of directors (or similar governing body); provided, Restricted Payments shall not include (i) appropriate (and appropriately allocated) and documented corporate overhead pass-throughs and shared service arrangements consistent with past practice of the US Parent and the Company Group, as reasonably supported by written agreements and opinions of the external auditors and advisors of the US Parent, such evidence and supporting documentation being provided to the Investors, and (ii) distributions of Excess Cash Flow (as defined in the Notes), solely to the extent distributed within, and retained by, the Company Group or paid and applied to Investors in accordance with the Notes and the applicable provisions of the Intercreditor Deed. (d) Investors’ Board of Directors Right. The US Parent, Issuer and Air T Rex Acquisition shall cause the board of directors or similar governing body of the Australian Operating Parent (CAN 099 547 270) to appoint two (2) board members as selected by the Investors (“Investor Board Appointees”), which Investor Board Appointees shall have all of the voting, notice and information rights of any other member of such board of directors (or similar governing body) and the organizational documents of the Australian Operating Parent shall include such requirement, such requirement to remain in effect until the later of (i) the full repayment of the obligations evidenced by this Agreement, the Notes and the other Note Transaction Documents, and (ii) satisfaction in full of payment of the Upside Rights (as further documented in the definitive documentation required to be delivered at Closing (as set forth below)), following which the board appointee rights shall automatically terminate and expire. The Investor Board

14 Appointees will be chosen by the Investors from any of (i) Dominick DeAlto, Wang Wen-Ching, John Mikros, Gregg Fisher, (ii) any other person mutually agreed to by the Investors and the US Parent, and (iii) if a default or Event of Default exists under this Agreement, any other Note Transaction Document, or any document or agreement evidencing or relating to the Upside Rights, any person chosen by the Investors in their sole discretion. The US Parent, the Issuer and Air T Rex Acquisition shall cause all management oversight of the Australian Operating Parent and its direct and indirect subsidiaries to occur at the Australian Operating Parent and be governed by the board of directors (or similar governing body) of the Australian Operating Parent, pursuant to which the foregoing Investor board and Investor Board Appointees’ rights relate, and such board (or similar governing body) shall meet no less than two (2) times per year. (e) Fees and Expenses. (i) Closing Fees: At the Closing, the US Parent will pay Investors a closing fee in the amount of 1% (equal to $400,000.00) of the Loan Amount, in immediately available funds; provided, Investors may deduct any such fees and expenses from Loan Proceeds distributed to Issuer. The closing fee is fully earned as of the Closing Date and non-refundable. (ii) Broker Fees: None of the Company Group have engaged any placement agent, financial advisor or broker relating to or arising out of the transactions contemplated hereby. The US Parent and Issuer shall pay, and hold the Investors harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of- pocket expenses) arising in connection with any breach of this Section 4(e). (iii) Investor Expenses: The US Parent, Issuer and Air T Rex Acquisition shall be responsible for the out-of-pocket fees and expenses incurred by Investors in connection with this Agreement, the other Note Transaction Documents, and the Closing, and shall pay such amounts to Investors promptly upon demand; provided, Investors may deduct any such fees and expenses from Loan Proceeds distributed to Issuer. (f) Reporting. The US Parent shall provide the Investors all of the same monthly reporting that the Company Group (or any member thereof) provides to any Australian governmental entity (and shall cause such reporting to be delivered substantially concurrently with delivering to any such Australian Government Entity). The US Parent, Air T Rex Acquisition and Issuer, upon reasonable advance notice from Investors, shall cause its executive and key management personnel to meet with Investors not less than annually, and which meetings may be in person (at the request of Investors), and which the Investors travel and related expenses in connection with attending such meetings shall be reimbursed to the Investors by the US Parent. (g) Conduct of Business; Change in Business. The business of the Company Group shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result in the aggregate, in a Material Adverse Effect. No member of the Australian Company Group may engage to any material extent in any line of business substantially different from those lines of business conducted (or proposed to be conducted) by such member of the Australian Company Group on the Closing Date or representing a reasonable expansion thereof, without the advance written consent of the Investors.

15 (h) Issuer and Air T Rex Acquisition; Holding Covenant. Neither of Issuer or Air T Rex Acquisition shall carry on any business, incur any indebtedness (other than the indebtedness evidenced hereby and under the Notes and Note Transaction Documents), permit to exist any liens or encumbrances on its assets, or make any investments or own any asset, other than (a) its investments in and ownership of the equity interests of its direct and indirect subsidiaries (including, without limitation, (i) for Air T Rex Acquisition, the Australian Operating Parent Equity Interests and (ii) for Issuer, the equity interests of Air T Lending 25.1, LLC), activities to maintain its existence and activities directly incidental or related to any of the foregoing, (b) its participation in tax, accounting and other administrative matters as a member of the consolidated group with the Company Group, including compliance with laws and legal, tax and accounting matters related thereto and activities relating to its officers, directors, employees, managers, partners, consultants and independent contractors, (c) the holding of de minimis cash and cash equivalents, (d) preparing reports to governmental authorities and to the holders of its equity interests, (e) holding manager and equity holder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable law, (f) complying with applicable law, (g) entering into and performing its obligations under this Agreement and the Note Transaction Documents, (h) entering into the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed) and consummating the transactions contemplated thereby, and (i) receiving and making the dividends, distributions and payments permitted to be made to or by it pursuant to this Agreement and the Note Transaction Documents and the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed). 5. Conditions to Closing. (a) The obligation of the US Parent and the Issuer hereunder to issue the Notes to the Investors at Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the US Parent and the Issuer and may be waived by the US Parent and Issuer at any time in their sole discretion by providing the Investors with prior written notice thereof: (i) Each Investor shall have duly executed each of the Note Transaction Documents to which it is a party and delivered the same to the US Parent and the Issuer. (ii) The representations and warranties of each Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date. (b) The obligation of the Investors hereunder to acquire the Notes and fund the advance of Loan Proceeds at Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investors’ sole benefit and may be waived by the Investors at any time in their sole discretion by providing the US Parent and the Issuer with prior written notice thereof:

16 (i) The US Parent and the Issuer shall have duly executed each of the Note Transaction Documents to which they are a party and delivered the same to the Investors. (ii) The US Parent, the Issuer and Air T Rex Acquisition shall have delivered to the Investors a certificate evidencing the formation and good standing of (A) the US Parent in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date, and (B) the Issuer in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date, and (C) Air T Rex Acquisition in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date. (iii) The US Parent and the Issuer shall have delivered to the Investors a certificate, executed by an executive officer of the US Parent and the Issuer, as applicable, and dated as of the Closing Date, certifying and attaching (i) the resolutions consistent with the representations in Section 3(b) as adopted by each of the US Parent and the Issuer’s Board of Directors (or similar governing body) in a form reasonably acceptable to the Investors, (ii) the certificates evidencing the formation of the US Parent and the Issuer, and (iii) the bylaws, operating agreement or similar applicable governing documents of each of the US Parent and the Issuer, each as in effect as of the Closing. (iv) The representations and warranties of the Company Group shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the US Parent and the Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Note Transaction Documents to be performed, satisfied or complied with by the US Parent and the Issuer at or prior to the Closing Date (except for covenants, agreements and conditions that are qualified by materiality or Material Adverse Effect, which shall be performed, satisfied or complied with, in all respects). The Investors shall have received a certificate, executed by an executive officer of the US Parent and the Issuer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investors. (v) Air T Rex Acquisition shall have provided fully executed copies of the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed), and the consummation of the acquisition of the Asset Holding Acquisition Counterparties thereunder shall occur substantially concurrently with, the Closing (subject to the provisions of Paragraph 4(e) of the Note), and the Investors shall have received satisfactory confirmation of the same, all such documents and the transactions contemplated thereby in form and substance reasonably acceptable to the US Parent, the Issuer and the Investors. (vi) The US Parent, the Issuer, Air T Rex Acquisition and the Australian Operating Parent shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for issuance of the Notes and the consummation of the acquisition of the Asset Holding Acquisition Counterparties, the entering into of the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed),

17 and the transactions contemplated thereby, and the Investors shall have received satisfactory confirmation of the same. (vii) The US Parent, the Issuer and the Investors, as applicable, shall have entered into definitive documentation and agreements relating to the “Upside Rights”, in form and substance mutually acceptable to Investors, US Parent and the Issuers, and their respective legal, tax, accounting and similar advisors and consultants. (viii) The US Parent and the Issuer shall have delivered to the Investors such other documents relating to the transactions contemplated by this Agreement as the Investors or its counsel may reasonably request. (ix) The US Parent shall have delivered to Investors any physical share certificates representing Equity Collateral (as defined in the Pledge Agreement), duly endorsed or subscribed in blank, or accompanied by appropriate stock or membership powers or other instruments of transfer, pledge or assignment, all as further set forth in the Pledge Agreement. 6. Miscellaneous. (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Note Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any Note Transaction Document or with any transaction contemplated thereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Note Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THE NOTE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY. (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

18 (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the prohibition, invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). (e) Entire Agreement. This Agreement and the other Note Transaction Documents supersede all other prior oral or written agreements between the Investors, the US Parent, the Issuer, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Note Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the US Parent, the Issuer nor the Investors make any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, nothing herein or in the other Note Transaction Documents shall supersede or affect any existing note purchase agreements and related documents involving the Investors, the US Parent and other of its affiliates with respect to the matters covered therein. (f) Amendments. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the US Parent, the Issuer and the Investors; provided, that a waiver need only be signed by the party granting the waiver. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon the Investors, the US Parent and the Issuer. For the avoidance of doubt, all the terms of this Agreement and the Notes, including the principal amount of the Notes, interest rate and maturity, can be amended through a written agreement amongst the US Parent, the Issuer and the Investors. (g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Note Transaction Document’s must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection or out-of-office notice); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service that provides evidence of delivery, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

19 If to the US Parent or the Issuer: Air T, Inc. 11020 David Taylor Drive, Suite 305 Charlotte, North Carolina 28262 Attn.: Mark Jundt Email: xxxx@airt.com With a copy (for informational purposes only) to: Winthrop & Weinstine, P.A. 225 South 6th Street, Suite 3500 Minneapolis, Minnesota 55402 Attn.: Philip T. Colton Email: xxxx@winthrop.com If to the Investors: 8 Campus Drive, Suite 105 Parsippany, NJ 07054 Attn: John Mikros Email: xxxx@honeywell.com With a copy (for informational purposes only) to: Rutan & Tucker, LLP 18575 Jamboree Road, 9th Floor Irvine, CA 92612 Attn.: Garett Sleichter Email: xxxx@rutan.com or such other address and email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email containing the time, date, and recipient email address, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. Neither the US Parent or the Issuer may assign this Agreement or any rights or obligations hereunder without the prior written consent of the holder of the Notes. Any Investor may assign some or all of its rights and obligations hereunder in connection with the transfer of a Note with the consent of the US Parent (which consent shall not be unreasonably withheld or

20 delayed and which consent shall not be required for transfers to an affiliate of such Investor), in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights and obligations, and the US Parent and the Issuer shall use their best efforts to ensure that such transferee is registered as a holder of such Note. Notwithstanding the foregoing, an Investor shall not transfer a Note to a direct competitor of the US Parent without the prior written consent of the US Parent. (i) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as hereinafter defined) shall have the right to enforce the obligations of the US Parent and the Issuer with respect to Section 6(1). (j) Survival. The provisions set forth herein, in the Notes and in the Note Transaction Documents shall survive the Closing and the indemnification obligations hereunder, and any other provisions that expressly survive repayment in full of the obligations evidenced by this Agreement, the Note and the Note Transaction Documents, shall survive repayment in full of the obligations evidenced by this Agreement, the Note and the Note Transaction Documents. (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. (l) Indemnification. In consideration of the Investors’ execution and delivery of the Note Transaction Documents and acquiring the Notes thereunder and in addition to all of the other obligations of the US Parent and the Issuer under the Note Transaction Documents, the US Parent shall defend, protect, indemnify and hold harmless each Investor and any future holder of a Note and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the any member of the Company Group in the Note Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of any member of the Company Group contained in the Note Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of a member of the Company Group) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of the Note Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (B) the status of the Investor or holder

21 of the Note as an investor in the Company Group pursuant to the transactions contemplated by the Note Transaction Documents. To the extent that the foregoing undertaking by the US Parent may be unenforceable for any reason, the US Parent shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities up to the aggregate principal amount of the Notes. The US Parent will not be liable under this Section 6(1) to the extent, but only to the extent, that a claim is attributable to a material breach of any of the representations, warranties, covenants or agreements made by an Investor in this Agreement. Notwithstanding the foregoing, no claim for indemnification under this Section 6(1) made by the Indemnitees will be payable by the US Parent to the Indemnitees in excess of the aggregate principal amount of the Notes outstanding at the time of the claim. (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. (n) Remedies. The Investors and any subsequent holder of a Note shall have all rights and remedies set forth in the Note Transaction Documents and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of the US Parent and the Issuer recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Note Transaction Documents, any remedy at law may prove to be inadequate relief to the Investors. The US Parent and the Issuer therefore agree that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. (o) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Note Transaction Documents, whenever an Investor exercises a right, election, demand or option under a Note Transaction Document and the US Parent or the Issuer does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the US Parent or the Issuer, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. (p) Payment Set Aside. To the extent that the US Parent or the Issuer makes a payment or payments to an Investor hereunder or pursuant to any of the other Note Transaction Documents or an Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the US Parent, the Issuer, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

22 [Signature page follows.]

[Signature Page to Note Purchase Agreement] IN WITNESS WHEREOF, the Investors, the US Parent and the Issuer have caused their respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above. US PARENT: AIR T, INC. By: Name: Tracy Kennedy Title: Chief Financial Officer ISSUER: AIR T ACQUISITION 25.1, LLC By: Name: Tracy Kennedy Title: Chief Financial Officer INVESTORS: HONEYWELL COMMON INVESTMENT FUND By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST By: Name: John Mikros Title: Authorized Signatory Docusign Envelope ID: 79CB8FEB-9A84-49B0-99C1-333C6B760EEC

A-1 EXHIBIT A FORM OF NOTE THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER OF THIS NOTE, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. SENIOR SECURED NOTE December 15, 2025 $40,000,000.00 FOR VALUE RECEIVED, AIR T ACQUISITION 25.1, LLC, a Minnesota limited liability company (the “Issuer”) promises to pay to the order of (i) Honeywell Common Investment Fund and (ii) Honeywell International Inc. Master Retirement Trust (individually and collectively, the “Investor” and the “Investors”), or its registered assigns, the principal sum of $40,000,000.00, or, if less, the aggregate unpaid principal amount of all loans made by the Investor pursuant to this Note, payable at the rate provided in Paragraph 1 of this note (this “Note”), on December 15, 2031 (subject to the provisions of Paragraph 4(e) below, the “Maturity Date”), with interest thereon at the rates set forth below. 1. Interest. (a) Rate of Interest. The Note shall bear interest on the unpaid principal amount thereof from the date issued (the “Issue Date”) through the date this Note is paid in full in cash (whether upon final maturity (including due to the incurrence of the Early Maturity Date Trigger, as defined below), by redemption, prepayment, acceleration or otherwise) computed at an annual interest rate equal to 11.5% (subject to adjustment as provided in Paragraph 1(b)). Interest on the Note shall be computed on the basis of a 30/360-day year and actual days elapsed and shall be payable quarterly, in arrears, on the tenth (10th) day of each April, July, October and January during the term hereof, commencing on April 10, 2026. (b) Default Interest. Following the occurrence and during the continuation of any Event of Default, this Note shall bear interest at rate that is 2.0% in excess of the interest rate otherwise applicable (the “Default Rate”) until such time as the Event of Default is cured or waived as provided herein. Any interest payable pursuant to the foregoing sentence which is not paid when due shall be added to the outstanding principal amount of the Note and shall bear interest at the Default Rate, to the extent permitted by applicable law.

A-2 (c) Usury Savings. Notwithstanding any other provision herein, the Investor does not intend to charge, and the Issuer shall not be required to pay, interest or other fees or charges in excess of the maximum permitted by applicable law; payments in excess of such maximum shall first be credited to reduce any accrued and unpaid interest on this Note, second to reduce the outstanding principal balance of this Note and thereafter refunded to the Issuer. 2. Note Purchase Agreement. The Note is being issued pursuant to the term of that certain Note Purchase Agreement, dated as of the date hereof (the “Note Purchase Agreement”), by and among Air T, Inc. (the “US Parent”), the Issuer and the Investors party thereto (including the Investor). Capitalized terms used herein are used as defined in the Note Purchase Agreement, unless otherwise indicated. The terms of the Note include those stated in the Note Purchase Agreement. The Note is subject to all terms and provisions of the Note Purchase Agreement, and the Investor is referred to the Note Purchase Agreement for a statement of such terms and provisions. If and to the extent that any provision of the Note limits, qualifies or conflicts with a provision of the Note Purchase Agreement, such provision of the Note Purchase Agreement shall control. This Note is in favor of each Investor, jointly and severally, and advances made in connection with the Note Purchase Agreement shall be evidenced by this Note, with allocations to each Investor hereunder determined and agreed upon by and between the Investors. 3. Loan Proceeds; Advances. Subject to satisfaction of all requirements for Closing as set forth in the Note Purchase Agreement, and provided no default or Event of Default of the Issuer or the US Parent then exists under the Note Purchase Agreement, this Note or any other Note Transaction Document, and subject to satisfaction of all requirements for Closing as set forth in the Note Purchase Agreement, and upon no less than three (3) business days written notice to Investors of a request for an advance of Loan Proceeds (which notice shall include, without limitation, the date such advance of Loan Proceeds is requested to be made), the Investors shall advance to the Issuer such Loan Proceeds. The aggregate outstanding principal amount of Loan Proceeds advanced hereunder shall not exceed the face amount of this Note and all Loan Proceeds shall be advanced at Closing. Any fees or expenses due by Issuer under this Note or the Note Purchase Agreement may be deducted from Loan Proceeds distributed to Issuer by the Investors. 4. Payment; Prepayment; Early Maturity Date Trigger. (a) Payment of the outstanding principal balance of this Note together with all accrued and unpaid interest thereon shall be made by check or wire transfer in same day immediately available United States funds at such place as the Investors may from time to time designate in writing to the Issuer. If only a partial payment is made, such payment shall be applied first to any accrued interest then due and payable and. second, to the outstanding principal balance due under this Note. Any payment of the principal balance of this Note shall be accompanied by all accrued interest and applicable prepayment premiums or fees (if any) on the amount so paid. (b) (i) Except as set forth herein, the outstanding principal balance of this Note may not be prepaid, in whole or in part, prior to June 15, 2027 (the “Prepayment Lockout End Date”); notwithstanding the foregoing, and except as otherwise provided in clause (b)(iii) below, in the event that all or any portion of the principal balance of this Note is paid before the

A-3 Prepayment Lockout End Date, whether due to acceleration of this Note following an Event of Default or otherwise, the Issuer shall be required to pay, and such payment shall be accompanied by, the corresponding Make Whole Premium. The “Make Whole Premium” shall be an amount, calculated immediately prior to the applicable payment of the Note, equal to the sum of all scheduled interest (determined with reference to the interest rate then in effect) in respect of the amount of the Note to be paid immediately prior to the applicable payment for the period from the date of such payment through and including the Prepayment Lockout End Date, such amount to be calculated by the Investors. (ii) From and after the Prepayment Lockout End Date, the Issuer may prepay the Note at its option, in whole at any time, or in part from time to time in an aggregate principal amount no less than $500,000, upon at least 10 days’ notice to the Investor, without any premium or prepayment fee. (iii) On each Payment Date (as set forth in that certain Intercreditor Deed executed and delivered in connection with the Sale and Implementation Deed and which is a Transaction Document thereunder (the “Intercreditor Deed”)), and notwithstanding the prepayment prohibitions set forth in clause (i) above, the Issuer shall cause all remaining Excess Cash Flow (as defined in and subject to the applicable provisions of the Intercreditor Deed) distributed to US Parent or any other member of the Company Group to be retained in the Company Group or distributed to Investors to be applied to pay down the principal balance of the Notes (along with any accrued interest, fees and premiums thereon) (any such payment, an “Excess Cash Flow Payment”). Each Excess Cash Flow Payment shall be accompanied by supporting backup and detail as to the calculation of Excess Cash Flow (as defined in the Intercreditor Deed) and any other distributions therefrom; to the extent Excess Cash Flow is retained within the Company Group, US Parent shall promptly, after each Payment Date, notify Investors of the same and provide calculations of Excess Cash Flow and reasonable detail regarding its distribution and retention within the Company Group. The Make Whole Premium shall not apply to any Excess Cash Flow Payments. (c) Notwithstanding anything to the contrary set forth herein, in the event that any payments of principal are made, whether via Excess Cash Flow Payments, voluntary prepayments, mandatory payments after acceleration, or otherwise, prior to the Maturity Date, in an aggregate amount exceeding $5,000,000 of principal on this Note in any one year (based on the date hereof; e.g., December 15, 2025 through December 15, 2026 is one year, etc.), the Issuer shall be required to pay to Investors a fee equal to 1% of such amount of principal repaid in excess of $5,000,000 for such calendar year, which fee shall be due and owing on the earlier of (i) the Maturity Date of this Note, (ii) the day this Note is repaid in full, or (iii) acceleration of this Note following an Event of Default; provided, any such fee shall be deemed fully earned and non- refundable on the day such annual principal payments exceed $5,000,000. (d) The Issuer will not be required to make any mandatory redemption or sinking fund payments with respect to the Note. (e) Notwithstanding the Maturity Date set forth above, (i) in the event that Closing occurs and Loan Proceeds are advanced as contemplated herein and the Note Purchase Agreement, and (ii) the consummation of the acquisition of the Asset Holding Acquisition

A-4 Counterparties does not occur within ten (10) business days after the Closing Date the “Maturity Date” shall be such date that is ten (10) business days after the Closing Date, as may be extended by the Investors in their sole and absolute discretion (with any such extension to be in writing), and all amounts outstanding under the Note and Note Purchase Agreement shall be immediately due and payable; any triggering of such early Maturity Date due to the failure to consummate the acquisition within such time frame shall be deemed the “Early Maturity Date Trigger”. Promptly upon consummation of the acquisition of the Asset Holding Acquisition Counterparties, Issuer shall provide evidence reasonably satisfactory to Investors of such consummation. 5. Grant of Security Interest. (a) Pursuant to that certain Pledge Agreement, dated as of the date hereof (the “Pledge Agreement”), by and among the US Parent, the Issuer and the investors party thereto (including the Investor), the US Parent grants and pledges to the Investor a security interest in the Equity Collateral (as defined in the Pledge Agreement) to secure prompt repayment of any and all obligations of the Note and to secure prompt performance by the Issuer of each of its covenants and duties under the Note. (b) Except as expressly permitted herein, the US Parent hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or otherwise encumber any of the Collateral. (c) Investor’s lien on the Collateral shall remain in effect for so long as the Note remains outstanding. 6. Events of Default. For so long as the Note remains outstanding, each of the following shall constitute an “Event of Default” under this Note and the Note Purchase Agreement: (a) the US Parent and the Issuer fail to pay the principal of, or interest on, this Note, or any other obligations, as and when due and payable (including, without limitation, on the Maturity Date (as may be modified due to incurrence of the Early Maturity Date Trigger)); (b) any representation or warranty made or deemed made by the Company Group in the Note Purchase Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with this Note shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made; (c) the US Parent and the Issuer fail or neglect to perform, or cause to be performed, any obligation, or violate any covenant in the Note Purchase Agreement or fail or neglect to perform, keep, cause to be performed, or observe any other material term, provision, condition, covenant or agreement contained in this Note; (d) if there is (i) a breach or default in any agreement to which the US Parent. the Issuer or any member of the Australian Company Group is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in an amount in excess of $100,000 or that could result in a Material Adverse Effect, or (ii) a breach or default by any member of the Company Group under the Sale

A-5 and Implementation Deed, the Intercreditor Deed or any of the related Transaction Documents (as defined in the Sale and Implementation Deed), or any such documented is terminated; (e) (i) the US Parent, the Issuer or any member of the Australian Company Group is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent, (ii) the US Parent, the Issuer or any member of the Australian Company Group begins an Insolvency Proceeding, or (iii) an Insolvency Proceeding is begun against the US Parent, the Issuer or any member of the Australian Company Group and not dismissed or stayed within 60 days; (f) one or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least $100,000 (not covered by independent third- party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against the US Parent, the Issuer or any member of the Australian Company Group and shall remain unsatisfied, unvacated, or unstayed for a period of 30 days after the entry thereof; (g) an event of default shall have occurred under any other agreement between the Investor and the US Parent and/or the Issuer; and (h) the occurrence of a Change of Control. For purposes of this Paragraph 6. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law (including the laws of the Commonwealth of Australia), including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. 7. Rights and Remedies. Following the occurrence and during the continuation of any Event of Default, following a five (5) day cure period, the Investor may, without notice or demand to the US Parent or the Issuer, do any or all of the following: (a) declare the Note and all other obligations payable thereunder to be forthwith due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the US Parent and the Issuer (but if an Event of Default described in Paragraph 6(e) occurs all Note obligations are immediately due and payable without any action by the Investor); (b) make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. The US Parent and the Issuer shall assemble the Collateral if the Investor requests and make it available as the Investor designates. The Investor may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any lien which appears to be prior or superior to its security interest and pay all expenses incurred. The US Parent and the Issuer grant the Investor a license to enter and occupy any of its premises, without charge, to exercise any of the Investor’s rights or remedies;

A-6 (c) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. The Investor is hereby granted a non-exclusive, royalty- free license or other right to use, without charge, the US Parent’s and the Issuer’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Investor’s exercise of its rights under this Paragraph 7. the US Parent’s and Issuer’s rights under all licenses and all franchise agreements inure to the Investor’s benefit; (d) demand and receive possession of the Issuer’s book and records; and (e) exercise all rights and remedies available to the Investor under this Note or at law or equity, including all remedies provided by the Uniform Commercial Code (the “UCC”) (including disposal of the Collateral pursuant to the terms thereof). 8. Specific Performance. Many of the rights of the Investor under this Note, whether arising from an Event of Default or otherwise, relate to unique assets and to restrictive covenants, including the right to preclude the US Parent and the Issuer from taking various actions. The US Parent, the Issuer and the Investor recognize that the Investor will not obtain the full benefit of its bargain through the receipt of money damages but must receive specific performance of the terms of this Note. Accordingly, the Issuer and the Investor hereby express their intention that a court award equitable relief and enforce specifically the rights of the Investor under this Note. 9. Remedies Cumulative. The Investor’s failure, at any time or times, to require strict performance by the US Parent and the Issuer of any provision of this Note shall not waive, affect, or diminish any right of the Investor thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the Investor and then is only effective for the specific instance and purpose for which it is given. The Investor’s rights and remedies under this Note are cumulative. The Investor has all rights and remedies provided under the UCC, by law, or in equity. The Investor’s exercise of one right or remedy is not an election, and the Investor’s waiver of any Event of Default is not a continuing waiver. The Investor’s delay in exercising any remedy is not a waiver, election, or acquiescence. 10. Application of Collateral Proceeds. The Investor will apply the proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law. 11. Miscellaneous. (a) Amendments. Etc. No amendment, modification, termination, or waiver of any provision of this Note, nor consent to any departure by the Issuer or US Parent of any provision of this Note, shall in any event be effective unless the same shall be in writing and signed by the Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) No Waiver. No failure or delay on the part of the Investor in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the

A-7 exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. (c) Severability of Provisions. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction. (d) Headings. Paragraph headings in this Note are included for the convenience of reference only and shall not constitute a part of this Note for any other purpose. (e) Counterparts. This Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by facsimile or electronic copy, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. (f) Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. THE COMPANY. THE ISSUER AND THE INVESTOR EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION. INCLUDING CONTRACT. TORT. BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. [Intentionally left blank. Signature page to follow]

A-8 IN WITNESS WHEREOF, the undersigned has caused this Senior Secured Note to be issued as of the date first set forth above. US PARENT: AIR T, INC. By: Name: Title: ISSUER: AIR T ACQUISITION 25.1, LLC By: Name: Title: ACKNOWLEDGED AND AGREED AS OF THE DATE OF THIS NOTE: HONEYWELL COMMON INVESTMENT FUND By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST By: Name: John Mikros Title: Authorized Signatory

EXHIBIT B FORM OF PLEDGE AGREEMENT

B-1 PLEDGE AGREEMENT This PLEDGE AGREEMENT, (this “Agreement”) is made and entered into as of December 15, 2025, by Air T, Inc. (“Pledgor”) for the benefit of Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (each, a Secured Party, and together, the “Secured Parties”). WHEREAS, the Secured Parties have made a loan Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Issuer”), a wholly owned subsidiary of Pledgor, in the principal amount of $40,000,000.00, as evidenced by senior secured notes of even date herewith (the “Notes”) made by the Issuer and payable to the order of the Secured Parties. The Notes are governed by that certain Note Purchase Agreement of even date herewith (the “Note Purchase Agreement” and, together with the Notes, the “Note Documents”), among the Pledgor, the Issuer and the Secured Parties. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note Documents; WHEREAS, this Agreement is given by the Pledgor in favor of the Secured Parties to secure the payment and performance of all of the Secured Obligations; and WHEREAS, it is a condition to the obligations of the Secured Parties to make the loan under the Note Documents that the Pledgor execute and deliver this Agreement. NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. (a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement. (b) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9. (c) For purposes of this Agreement, the following terms shall have the following meanings: “Collateral” means the Equity Collateral. “Equity Collateral” has the meaning set forth in Section 2. “Equity Interests” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation,

B-2 partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto. “Event of Default” has the meaning set forth in the Note Documents. “Pledged Interests” means all Equity Interests in Issuer, as further set forth on Schedule I attached hereto, as such Schedule may be updated from time to time after the date hereof. “Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto. “Secured Obligations” has the meaning set forth in Section 3. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, each Secured Party’s security interest in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern. 2. Pledge. The Pledgor hereby pledges, assigns and grants to each Secured Party, and hereby creates a continuing first priority lien and security interest in favor of each Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Equity Collateral”): (a) the Pledged Interests; and (b) all Proceeds and products of the foregoing. 3. Secured Obligations. The Collateral secures the due and prompt payment and performance of: (a) the obligations of the Pledgor under this Agreement, the obligations of the Pledgor and the Issuer from time to time arising under the Note Documents, or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on any loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar

B-3 proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor under or in respect of the Note Documents or the Pledgor under or in respect to this Agreement, as the case may be; and (b) all other covenants, duties, debts, obligations and liabilities of any kind of the Pledgor under or in respect of the Note Documents or the Pledgor under or in respect of this Agreement, or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”). 4. Perfection of Pledge. (a) Promptly after the execution of this Agreement, the Pledgor shall deliver to the Secured Parties the certificates representing all of the Pledged Interests, in form and content acceptable to the Secured Parties, duly endorsed or subscribed in blank, or accompanied by appropriate stock or membership interest powers or other instruments of transfer, pledge or assignment, including, without limitation, the certificates for the Pledged Interests, and resignation(s) from all management positions in the Issuer, and enter into such other arrangements as may be necessary to give control of any Collateral to the Secured Parties within the meaning of Section 8-106 of the UCC. (b) The Pledgor shall, from time to time, as may be required by each Secured Party with respect to all Collateral, immediately take all actions as may be requested by each Secured Party to perfect the security interest of each Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC, the Pledgor shall immediately take all actions as may be requested from time to time by each Secured Party so that control of such Collateral is obtained and at all times held by each Secured Party. All of the foregoing shall be at the sole cost and expense of the Pledgor. (c) The Pledgor hereby irrevocably authorize each Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, without the signature of the Pledgor where permitted by law. The Pledgor agrees to provide all information required by each Secured Party pursuant to this Section promptly to each Secured Party upon request. All of the foregoing shall be at the sole cost and expense of the Pledgor. 5. [Intentionally Omitted]. 6. Representations and Warranties. Pledgor represents and warrants as follows:

B-4 (a) The Pledged Interests have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. All information set forth in Schedule I relating to the Pledged Interests is accurate and complete. (b) At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Pledgor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement. (c) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations. (d) Pledgor has full power, authority and legal right to pledge the Collateral pursuant to this Agreement. (e) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law). (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by the Pledgor or the performance by the Pledgor of their obligations hereunder. (g) The execution and delivery of this Agreement by Pledgor and the performance by Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to Pledgor or any of its property, or any agreement or instrument to which Pledgor is party or by which it or its property is bound. (h) Pledgor has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by each Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Secured Parties has control or possession of all or any part of the Collateral. 7. Dividends and Voting Rights. (a) Each Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Pledgor may, to the extent the Pledgor has such right as a holder of the Pledged Interests, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, any such vote, consent, ratification or waiver would detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Note Documents or this Agreement.

B-5 (b) Each Secured Party agrees that the Pledgor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Pledged Interests. 8. Further Assurances. (a) The Pledgor shall, at its own cost and expense, defend title to the Collateral and the first priority lien and security interest of each Secured Party therein against the claim of any person claiming against or through the Pledgor and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect. (b) Pledgor agrees that at any time and from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable each Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral. 9. Transfers and Other Liens. Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of each Secured Party. 10. Secured Party Appointed Attorney-in-Fact. Pledgor hereby appoints each Secured Party Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time during the continuance of an Event of Default in the Secured Parties’ discretion to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but the Secured Parties shall not be obligated to and shall have no liability to Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. 11. Secured Party May Perform. If a Pledgor fails to perform any obligation contained in this Agreement, each Secured Party may itself perform, or cause performance of, such obligation, and the expenses of each Secured Party incurred in connection therewith shall be payable by Pledgor; provided that the Secured Parties shall not be required to perform or discharge any obligation of Pledgor. 12. Reasonable Care. Each Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. Each Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in

B-6 its possession if the Collateral is accorded treatment substantially equal to that which such Secured Party accords its own property, it being understood that each Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not such Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by each Secured Party of any of the rights and remedies hereunder, shall relieve the Pledgor from the performance of any obligation on the Pledgor’s part to be performed or observed in respect of any of the Collateral. 13. Remedies Upon Default. (a) If any Event of Default shall have occurred and be continuing, each Secured Party may, with notice to, but without demand upon the Pledgor, assert all rights and remedies of a Secured Party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Pledger at its notice address as provided in Section 17 hereof 10 days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, each Secured Party may sell such Collateral on such terms and to such purchaser(s) as such Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, each Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against each Secured Party arising out of the exercise by it of any rights hereunder. Pledgor hereby waives and releases to the fullest extent permitted by law all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, each Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold. Neither Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. (b) If any Event of Default shall have occurred and be continuing, all rights of Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 7(b), shall immediately cease, and all such rights shall thereupon become vested in each Secured Party, which shall have the sole

B-7 right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral. (c) If any Event of Default shall have occurred and be continuing, any cash held by each Secured Party as Collateral and all cash Proceeds received by such Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by such Secured Party to the payment of expenses incurred by such Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of such Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as such Secured Party shall elect. Any surplus of such cash or cash Proceeds held by a Secured Party and remaining after payment in full of all the Unsecured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. (d) If a Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, Pledgor agrees that, upon request of such Secured Party, Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law. 14. No Waiver and Cumulative Remedies. A Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default. All rights and remedies herein provided me cumulative and me not exclusive of any rights or remedies provided by law. 15. Security Interest Absolute. Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of each Secured Party and liens and security interests hereunder, and all Secured Obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of: (a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument; (b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note Documents, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise; (c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations; (d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

B-8 (e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; (f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, a Pledgor against a Secured Party; or (g) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the loans or any existence of or reliance on any representation by a Secured Party that might vary the risk of the Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Pledgor or any other grantor, guarantor or surety. 16. Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Secured Parties and the Pledgor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given. 17. Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note Documents. 18. Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall (a) subject to Section 19, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure to the benefit of each Secured Party and its successors, transferees and assigns; provided that a Pledgor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Parties. 19. Termination; Release. On the date on which all loans and other Secured Obligations have been paid and performed in full, the Secured Parties will, at the request and sole expense of the Pledgor, (a) duly assign, transfer and deliver to or at the direction of the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Parties, together with any monies at the time held by the Secured Parties hereunder, and (b) execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement. 20. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York. The other provisions of Section 6(a) of the Note Documents are incorporated herein, mutatis mutandis, as if a part hereof. 21. Payment of Costs. The Pledger shall pay all expenses and costs (including, without limitation, all attorneys’ fees and expenses) incurred by it or its affiliates in connection with the transactions contemplated by this Agreement.

B-9 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by facsimile or electronic copy, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. [Signature page follows]

B-10 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. AIR T, INC., as Pledgor By: Name: Title: HONEYWELL COMMON INVESTMENT FUND, as Secured Party By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST, as Secured Party By: Name: John Mikros Title: Authorized Signatory

SCHEDULE I PLEDGED INTERESTS NAME OF PLEDGOR CERTIFICATE NUMBER ISSUER AND INTERESTS Air T, Inc. C-1 Issuer: Air T Acquisition 25.1, LLC Interests: 100% of the membership interests of Air T Acquisition 25.1, LLC

RT Draft 12/9/25 039721-0003 22766843 EXHIBIT C FORM OF PARENT GUARANTY This PARENT GUARANTY (this “Guaranty”), dated as of December 15, 2025, is executed and delivered by Air T, Inc., a Delaware corporation (the “Guarantor”), in favor of Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust ((each, an “Investor” and together, the “Investors”), in light of the following: WHEREAS, Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Issuer”), the Guarantor, and the Investors are, contemporaneously herewith, entering into that certain Note Purchase Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Note Purchase Agreement”); WHEREAS, in order to induce the Investors to enter into the Note Purchase Agreement and the other Note Transaction Documents and to induce the Investors to extend the loans and other financial accommodations to the Issuer pursuant to the Note Transaction Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Investors to the Issuer pursuant to the Note Transaction Documents, the Guarantor has agreed to guarantee the obligations under the Note Purchase Agreement and the other Note Transaction Documents; and WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Issuer has provided to the Guarantor, and such direct and indirect financial and other support and benefits as the Issuer may in the future provide, to the Guarantor, which significantly facilitates the business operations of the Issuer and the Guarantor, the Guarantor is willing to guarantee the Guaranteed Obligations (as defined below) pursuant to the terms and conditions set forth in this Guaranty. NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows: 1. Definitions and Construction. (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement. The following terms, as used in this Guaranty, shall have the following meanings: “Guaranteed Obligations” means: (1)(a) twenty-five percent (25%) of principal and interest due to the Investors under the Note Transaction Documents, and (b) all of the obligations now or hereafter existing, whether for premiums, including any Make Whole Premium, Closing Fees, liabilities, obligations (including indemnification obligations), any other fees, charges, costs, or otherwise, and any and all expenses (including reasonable and documented out-of-pocket counsel fees and expenses) reasonably incurred by the Investors (or any of them) in enforcing any rights under this Guaranty; provided that nothing in this clause (1)(b) shall increase Guarantor’s obligations hereunder with respect to any guarantee of principal and interest, as limited pursuant to clause (1)(a) hereof and (b) no interest, Make Whole Premium or other fees, charges or costs

039721-0003 22766843 -2- first accruing after the commencement of any Insolvency Proceeding shall constitute Guaranteed Obligations; and (2)(a) upon the incurrence of the Early Maturity Date Trigger, one hundred percent (100%) of principal and interest due to the Investors under the Note Transaction Documents (including any interest that accrues on such principal amount after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and (b) all of the obligations now or hereafter existing, whether for premiums, including any Make Whole Premium, Closing Fees, liabilities, obligations (including indemnification obligations), any other fees, charges, costs (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable and documented out-of-pocket counsel fees and expenses) reasonably incurred by the Investors (or any of them) in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by the Issuer to the Investors, but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving the Issuer or any other guarantor. “Guarantor” has the meaning set forth in the preamble to this Guaranty. “Guaranty” has the meaning set forth in the preamble to this Guaranty. “Investor” and “Investors” has the meaning set forth in the preamble to this Guaranty. “Issuer” has the meaning set forth in the preamble to this Guaranty. “Note Purchase Agreement” has the meaning set forth in the recitals to this Guaranty. “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form. “Voidable Transfer” has the meaning set forth in Section 13 of this Guaranty. (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all

039721-0003 22766843 -3- tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. This Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the Guarantor and the Investors. Any reference herein to the satisfaction, repayment, or payment in full of the Guaranteed Obligations shall mean the repayment in full in cash or immediately available funds of all of the Guaranteed Obligations other than contingent indemnification obligations which are not yet due and payable. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty. 2. Guaranteed Obligations. The Guarantor hereby irrevocably and unconditionally guaranties to the Investors, as and for its own debt, until the final payment in full thereof, in cash, has been made, the due payment and performance of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise, and after the expiration of any applicable grace and notice period under the Note Purchase Agreement or any of the other Note Transaction Documents; it being the intent of the Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. The Guarantor hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection. 3. Continuing Guaranty; Discharge Only Upon Payment in Full. The Guarantor’s obligations hereunder shall constitute a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash, at which time, subject to all the foregoing conditions, the guaranties made hereunder shall automatically terminate. This Guaranty includes Guaranteed Obligations arising under successive transactions entered into by the Issuer continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, the Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, the Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been provided to the Investors, (b) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by the Investors of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any Investor in existence on the date of such revocation, (d) no payment by the Guarantor, the Issuer, or from any other source, prior to the date of the Investors’ receipt of written notice of such revocation shall reduce the maximum obligation of the Guarantor hereunder, and (e) any payment by the Issuer or from any source other than the Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of the Guarantor hereunder.

039721-0003 22766843 -4- 4. Performance Under this Guaranty. In the event that the Issuer fails to make any payment of any Guaranteed Obligations, on or prior to the due date thereof, the Guarantor immediately shall cause, as applicable, such payment in respect of the Guaranteed Obligations to be made or such obligation to be performed, kept, observed, or fulfilled. 5. Primary Obligations. (a) This Guaranty is a primary and original obligation of the Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. The Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to the Investors, that the obligations of the Guarantor hereunder are independent of the obligations of the Issuer or any other guarantor, and that a separate action may be brought against the Guarantor, whether such action is brought against the Issuer or any other guarantor or whether the Issuer or any other guarantor is joined in such action. The Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any Investor of whatever remedies they may have against the Issuer or any other guarantor, or the enforcement of any lien or realization upon any security by any Investor. The Guarantor hereby agrees that any release which may be given by the Investors to the Issuer or any other guarantor, or with respect to any property or asset subject to a lien or encumbrance, shall not release the Guarantor. The Guarantor consents and agrees that no Investor shall be under any obligation to marshal any property or assets of the Issuer or any other guarantor in favor of the Guarantor, or against or in payment of any or all of the Guaranteed Obligations. (b) Without limiting the generality of the foregoing clause (a), the obligations of the Guarantor hereunder shall not be released, discharged or otherwise affected by: (i) any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Issuer or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Issuer or any other guarantor of any of the Guaranteed Obligations; (ii) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Issuer, any other guarantor of any of the Guaranteed Obligations, any Investor or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (iii) the enforceability or validity of the Guaranteed Obligations or any part thereof under applicable law, or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Issuer or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Note Purchase Agreement or any other Note Transaction Document, or any provision of applicable law purporting

039721-0003 22766843 -5- to prohibit the payment by the Issuer or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations; (iv) the failure of the Investors to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any; (v) the election by, or on behalf of, any Investor, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters; (vi) any borrowing or grant of a security interest by the Issuer, as debtor- in-possession, under Section 364 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters; (vii) the disallowance, under Section 502 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters, of all or any portion of the claims of the Investors for repayment of all or any part of the Guaranteed Obligations; (viii) the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or (ix) any other act or omission to act or delay of any kind by the Issuer, any other guarantor of the Guaranteed Obligations, any Investor or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 5(b), constitute a legal or equitable discharge of the Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty. 6. Waivers. (a) To the fullest extent permitted by applicable law, the Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note Purchase Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor’s right to make inquiry of the Investors to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Issuer or of any other fact that might increase the Guarantor’s risk hereunder; (v) notice of presentment for payment, intent to accelerate, acceleration, demand, protest, and notice thereof as to any instrument among the Note Transaction Documents; (vi) notice of any default or Event of Default under any of the Note Transaction Documents; and (vii) all other notices (except if such notice is specifically required to be given to the Guarantor under this Guaranty or any other Note Transaction Documents to which the Guarantor is a party) and demands to which the Guarantor might otherwise be entitled.

039721-0003 22766843 -6- (b) To the fullest extent permitted by applicable law, the Guarantor hereby waives the right by statute or otherwise to require any Investor to institute suit against the Issuer or any other guarantor or to exhaust any rights and remedies which any Investor has or may have against the Issuer or any other guarantor. In this regard, the Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to the Investors by the Guarantor. To the extent permitted by applicable law, the Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of the Issuer or by reason of the cessation from any cause whatsoever of the liability of the Issuer in respect thereof. (i) To the fullest extent permitted by applicable law, the Guarantor hereby waives: (A) any right to assert against any Investor any defense (legal or equitable), set- off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Issuer or any other party liable to any Investor; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Investor , including any defense based upon an impairment or elimination of the Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of the Guarantor against the Issuer or other guarantors or sureties; (D) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantor’s liability hereunder and (E) any election by the Investors under the Bankruptcy Code to limit the amount of, or any collateral securing, its claim against the Guarantor. (ii) The Guarantor will not exercise any rights that it may now or hereafter acquire against any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Investors against any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Note Transaction Documents have been terminated. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of the Investors and shall forthwith be paid to the Investors to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Note Purchase Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. (c) If any of the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, any

039721-0003 22766843 -7- Investor may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of the Guarantor hereunder. The Guarantor understands that (i) by virtue of the operation of anti-deficiency law applicable to nonjudicial foreclosures, an election by any Investor to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of the Guarantor against the Issuer or other guarantors or sureties, and (ii) absent the waiver given by the Guarantor herein, such an election would estop any Investor from enforcing this Guaranty against the Guarantor. Understanding the foregoing, and understanding that the Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, the Guarantor hereby waives any right to assert against any Investor any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by any Investor to nonjudicially foreclose on any such mortgage or deed of trust or as a result of any other exercise of remedies, whether under a mortgage or deed of trust or under any personal property security agreement. The Guarantor understands that the effect of the foregoing waiver may be that the Guarantor may have liability hereunder for amounts with respect to which the Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Issuer or other guarantors or sureties. (d) The Guarantor waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by the Investors; or (ii) any election by the Investors under the Bankruptcy Code, to limit the amount of, or any collateral securing, its claim against the Guarantor. 7. Releases. The Guarantor consents and agrees that, without notice to or by the Guarantor and without affecting or impairing the obligations of the Guarantor hereunder, any Investor may, by action or inaction, compromise or settle, shorten or extend the Maturity Date or any other period of duration or the time for the payment of the obligations under the Note Transaction Documents, or discharge the performance of the obligations under the Note Transaction Documents, or may refuse to enforce the obligations under the Note Transaction Documents, or otherwise elect not to enforce the obligations under the Note Transaction Documents, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Note Purchase Agreement or any of the other Note Transaction Documents, or may grant other indulgences to the Issuer or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the obligations under the Note Transaction Documents (including any increase or decrease in the principal amount of any obligations under the Note Transaction Documents or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Issuer or the Guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof. 8. Subordination of Guarantor Indebtedness. The Guarantor agrees that any and all claims of the Guarantor against the Issuer or any other Guarantor hereunder (each an “Obligor”) with respect to any “Guarantor Indebtedness” (as hereinafter defined), any endorser, obligor or

039721-0003 22766843 -8- any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, the Guarantor may receive payments of principal and interest from any Obligor with respect to Guarantor Indebtedness. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Investors in those assets. The Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Note Transaction Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to the Guarantor (“Guarantor Indebtedness”) shall be paid or delivered directly to the Investors for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Guarantor Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Note Transaction Document among any Issuer and the Investors, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Investors and shall forthwith deliver the same to the Investors in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Investors. If any the Guarantor fails to make any such endorsement or assignment to the Investors or any of their officers or employees is irrevocably authorized to make the same. The Guarantor agrees that until the Guaranteed Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Note Transaction Document among the Issuer and the Investors have been terminated, the Guarantor will not assign or transfer to any Person (other than the Investors) any claim the Guarantor has or may have against any Obligor. 9. Contribution with Respect to Guaranteed Obligations. (a) To the extent that the Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to the Guarantor if the Guarantor had paid the aggregate Guaranteed Obligations satisfied by the Guarantor Payment in the same proportion as the Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to the Guarantor Payment) bore to the aggregate Allocable Amounts of the Guarantor as determined immediately

039721-0003 22766843 -9- prior to the making of the Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations, and the Note Purchase Agreement has terminated, the Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to the Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of the Guarantor shall be equal to the excess of the fair saleable value of the property of the Guarantor over the total liabilities of the Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 9 is intended only to define the relative rights of the Guarantor, and nothing set forth in this Section 9 is intended to or shall impair the obligations of the Guarantor, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or other guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnified Guarantor against other guarantors under this Section 9 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Note Purchase Agreement. 10. Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of the Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account. 11. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Issuer under the Note Purchase Agreement or any other Note Transaction Document is stayed upon the insolvency, bankruptcy or reorganization of the Issuer or any other guarantor of obligations under the Note Transaction Documents, all such amounts otherwise subject to acceleration under the terms of the Note Purchase Agreement or any other Note Transaction Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Investors. 12. No Election. The Investors shall have the right to seek recourse against the Guarantor to the fullest extent provided for herein and no election by any Investor to proceed in

039721-0003 22766843 -10- one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Investors’ right to proceed in any other form of action or proceeding or against other parties unless the Investors has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Investors under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that the Investors finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations by such action or proceeding. 13. Revival and Reinstatement. If the incurrence or payment of the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty by the Guarantor or the transfer by the Guarantor to the Investors of any property of the Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (including pursuant to any settlement entered into by an Investor in its discretion) (collectively, a “Voidable Transfer”), and if the Investors are required to repay or restore, in whole or in part, any such Voidable Transfer then, as to any such Voidable Transfer, or the amount thereof that the Investors are required or elect to repay or restore, and as to all reasonable costs and expenses, and reasonable and documented out-of-pocket attorneys’ fees of the Investors related thereto, the liability of the Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made. 14. Financial Condition. The Guarantor represents and warrants to the Investors that it is currently informed of the financial condition of the Issuer, any other guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor further represents and warrants to the Investors that it has read and understands the terms and conditions of the Note Purchase Agreement and each other Note Transaction Document. The Guarantor hereby covenants that it will continue to keep itself informed of the Issuer’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. The Guarantor hereby agrees that none of the Investors shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Investor, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor or the Investors shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which the Investors, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to update such information or make any other or future disclosures of such information or any other information to the Guarantor. 15. Payments; Application. All payments to be made hereunder by the Guarantor shall be made in Dollars, in immediately available funds, and without deduction (except as otherwise required by applicable law) or offset and shall be applied to the Guaranteed Obligations in accordance with the terms of the Note Purchase Agreement.

039721-0003 22766843 -11- 16. Fees and Costs. The Guarantor agrees to pay, on demand, all reasonable and documented out-of-pocket attorneys’ fees and all other reasonable costs and expenses which may be incurred by the Investors in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought. 17. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Investors may, with the express written consent of the Investors and without notice to the Guarantor, and regardless of the acceptance of any security or collateral for the payment hereof, set off and apply toward the payment of all or any part of the Guaranteed Obligations any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated at any time held) and other obligations at any time owing by any Investor or any of their Affiliates to or for the credit or the account of the Guarantor against any of and all the Guaranteed Obligations, irrespective of whether or not such Investor shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of each Investor under this Section 17 are in addition to other rights and remedies (including other rights of setoff) which such Investor may have. 18. Notices. All notices and other communications hereunder to the Investors shall be in writing and shall be mailed, sent, or delivered in accordance with Section 6(g) of the Note Purchase Agreement. 19. No Waiver; Cumulative Remedies. No remedy under this Guaranty, under the Note Purchase Agreement or any other Note Transaction Document, is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Note Purchase Agreement, or any other Note Transaction Document, and those provided by law. No delay or omission by the Investors to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any Investor to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right. 20. Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision. 21. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between the Guarantor and the Investors pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the Guarantor and the Investors. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

039721-0003 22766843 -12- 22. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of each Investor; provided, however, the Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without the Investors’ prior written consent and any unconsented to assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Investors, the rights and benefits herein conferred upon the Investors shall automatically extend to and be vested in such assignee or other transferee. 23. No Third Party Beneficiary. This Guaranty is solely for the benefit of each Investor and each of their successors and assigns and may not be relied on by any other Person. 24. Service of Process; Choice of Law and Venue; Jury Trial Waiver. (a) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 18 of this Guaranty, and the Guarantor hereby appoints the Issuer as its agent for service of process. Nothing in this Guaranty or any other Note Transaction Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law. (b) The provisions regarding choice of law and venue and jury trial waiver set forth in Section 6(a) of the Note Purchase Agreement are applicable to the Guarantor fully as though the Guarantor were a party thereto, and such providers are hereby incorporated herein by reference, mutatis mutandis. 25. Counterparts; Electronic Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty. The foregoing shall apply to each other Note Transaction Document mutatis mutandis. 26. Interpretation. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against any Investor or the Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 27. Agreement to be Bound. The Guarantor hereby acknowledges that the Guarantor has received a copy of the Note Purchase Agreement and agrees to be bound by each and all of the terms and provisions of the Note Purchase Agreement applicable to the Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, the Guarantor hereby makes to the Investors each of the representations and warranties set forth in the Note Purchase Agreement applicable to the Guarantor fully as though the Guarantor were a party

039721-0003 22766843 -13- thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis. In addition to the foregoing, the Guarantor covenants that, so long as any Investor has any Loan Amount outstanding under the Note or any amount payable under the Note Transaction Documents or any other obligations (other than contingent indemnification obligations which are not yet due and payable) shall remain unpaid, it will, and, if necessary, will cause the Issuer to fully comply with those covenants and agreements of the Issuer applicable to the Guarantor set forth in the Note Purchase Agreement. 28. Conflict. In the event of a conflict of the terms or provisions of this Guaranty and the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall govern. [Signature page to follow]

E-1 IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above. AIR T, INC., as Guarantor By: Name: Title: